UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                January 25, 2005
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                                 E.PIPHANY, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                      000-27183                77-0443392
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

                  475 Concar Drive, San Mateo, California 94402
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          (Address of principal executive offices, including zip code)

                                 (650) 356-3800
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM  1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

        On January 25, 2005, the Compensation Committee of the Board of Directors of Epiphany, Inc. (the "Company") approved a change in the structure for determining bonus payments to be made to the Company's executive officers pursuant to the Company's Executive Bonus Plan. The Executive Bonus Plan will be funded on an annual basis based on the following factors: (i) 30% based on achievement of the Company's revenue goals, (ii) 50% based on achievement of the Company's operating profit goals, and (iii) 20% based on achievement of the Company's MBOs. Executive officers will be eligible to receive bonuses based in part on the Company's performance with respect to the factors listed above and in part on the individual's performance. The Executive Bonus Plan does not provide a right to receive bonus awards. The bonus awards are provided at the discretion of the Compensation Committee.

        On January 26, 2005, the Board of Directors approved an amendment to the Company's 1999 Stock Plan (the "Plan") to remove the formula that provides for automatic stock option grants to non-employee directors. The amendments to the Plan were not material and, thus, will not be subject to stockholder approval. A copy of the revised Plan is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein. The Board of Directors of the Company also approved amendments to the compensation program for non-employee directors, effective as of the 2005 annual meeting of stockholders. The Company's Summary of Director Compensation is attached as Exhibit 99.2 to this current report on Form 8-K and is incorporated by reference herein.

        On January 26, 2005, the Board of Directors also agreed to amend all previous stock option grants made to current non-employee directors that are out-of-the money in order to change the post-termination exercise period schedules on such grants consistent with the Company's new one year post-termination exercise period for stock option grants to non-employee directors set forth in the Summary of Director Compensation.

ITEM  9.01.   FINANCIAL STATEMENTS AND EXHIBITS

        (c)   (1)    1999 Stock Plan.

              (2)    Summary of Director Compensation.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   E.PIPHANY, INC.

                                                   /s/ Kevin J. Yeaman
                                                   -----------------------------
                                                   Kevin J. Yeaman
                                                   Chief Financial Officer

Date:  January 31, 2005

                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   ---------------------------------
99.1          1999 Stock Plan.

99.2          Summary of Director Compensation.